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Exhibit 8

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

        CAE Inc. (the "Company") is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 40-F for the fiscal year ended March 31, 2004 (the "Report").

        I, Paul G. Renaud, Executive Vice President, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that:

  (i)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

  (ii)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        A signed original of this written statement required by Section 906 has been provided to CAE Inc. and will be retained by CAE Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ PAUL G. RENAUD Paul G. Renaud Executive Vice President, Chief Financial Officer and Secretary

Date: August 11, 2004

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  Exhibit 8